United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-7510

                   ACM Municipal Securities Income Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                    Date of fiscal year end: October 31, 2003

                   Date of reporting period: October 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


ACM Municipal Securities Income Fund



Closed End

Annual Report--October 31, 2003

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.


December 15, 2003

Annual Report

This report provides management's discussion of fund performance for ACM Municipal Securities Income Fund's (the "Fund") annual reporting period ended October 31, 2003.

Investment Objective and Policies

ACM Municipal Securities Income Fund is a closed-end management investment company designed to provide high current income exempt from regular federal income tax. The Fund invests substantially all of its assets in investment grade municipal securities.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Lehman Brothers Municipal Bond Index, for the six- and 12-month periods ended October 31, 2003. For comparison, returns for the Lipper General Municipal Debt Funds (Leveraged) Average (the "Lipper Average") are also included. The funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although investment policies and sales and management fees for the various funds may differ.

INVESTMENT RESULTS*
Periods Ended October 31, 2003
                                                 Returns
                                        6 Months         12 Months
-------------------------------------------------------------------------------
ACM Municipal Securities Income
Fund (NAV)                                  4.60%           9.39%

Lehman Brothers Municipal Bond
Index                                       1.47%           5.11%

Lipper General Municipal
Debt Funds (Leveraged)
Average                                     2.68%           8.09%


The Fund's Market Price Per Share on October 31, 2003 was $11.62.

For additional Financial Highlights, please see pages 21-22.

* The Fund's investment results are for the periods shown and are based on the Fund's net asset value (NAV) as of October 31, 2003. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

     The unmanaged Lehman Brothers Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a broad based total return performance benchmark for the long-term investment grade, tax-exempt bond market. The Lipper General Municipal Debt Funds (Leveraged) Average is comprised of leveraged closed-end funds with generally similar investment objectives to the Fund although some may have different investment policies. The Lipper Average included 64 and 62 funds for the six-month and 12-month periods ended October 31, 2003, respectively. An investor cannot invest directly in an index or average, and its results are not indicative of any specific investment, including ACM Municipal Securities Income Fund.


ACM MUNICIPAL SECURITIES INCOME FUND o 1


For the six months ended October 31, 2003, the municipal bond market posted positive returns despite municipal rates rising by 0.21%. Over that period, the Fund outperformed the Lehman Brothers Municipal Bond Index. The Fund's performance reflected strong returns in industrial development securities, namely airline-backed bonds, and municipal bonds secured by payments from the master settlement agreement (MSA bonds) reached with tobacco manufacturers. These sectors outperformed the overall market. In addition, the Fund's leveraged structure benefited its performance, both because of magnified bond price exposure and historically low borrowing costs. Over the six-month period, the Fund also outperformed its Lipper peer group as represented by the Lipper Average.

For the 12 months ended October 31, 2003, the municipal market generated positive total returns as interest rates declined for bonds of nearly every maturity. During this time frame, the Fund outperformed its benchmark. The Fund's stronger relative performance was largely due to strong returns in industrial development securities, namely airline-backed bonds. As over the six-month period, the effect of the Fund's leveraged structure benefited its performance for the 12-month period. The Fund also outperformed its Lipper peer group over this period as represented by the Lipper Average.

Market Review

Since April, municipal bond yields have been volatile, in part due to increased volatility of most fixed income markets. This volatility is shown by the large difference in yield from the high to low points of the market. For example, the difference from peak to trough for bonds with maturities of 30 years was 89 basis points, (0.89%). In addition, the rate movement varied significantly by maturity. Yields for short-term bonds declined by 4 basis points, resulting in relative outperformance for short-term bonds since the decline in yield caused their prices to rise. Conversely, long-term bond yields rose by 21 basis points which caused their prices to fall. The relative outperformance of short-term bonds caused the yield difference between long and short bonds, known as the slope of the yield curve, to increase by 25 basis points. Short-term bonds also posted strong performance compared to taxable fixed income. For example, the ratio (the municipal yield divided by Treasury yield) of five-year municipal bond yields to five-year Treasury bond yields declined from 86% to 73%. A declining ratio indicates that municipal bonds are outperforming Treasury bonds. In comparison, the yield ratio for long-term bonds declined only slightly from 96% to 95%.

Several sectors of the municipal market experienced significant changes in relative value over the past six months. In the industrial development sector, municipal bonds backed by airlines recovered strongly as flight activity increased and investors discounted concerns regarding the airlines' financial condition. As mentioned above, MSA bonds also showed improvement in price compared to most other municipal bonds. This resulted, in part, from


2 o ACM MUNICIPAL SECURITIES INCOME FUND


declining issuance reducing supply pressure. In addition, a number of court rulings favoring the tobacco industry improved the outlook for the sector.

Among the more traditional issuers in the municipal market, state and local governments have just weathered some of the most difficult financial conditions in over a decade. According to the Center on Budget and Policy Priorities, the combined budget deficit of state governments this year was in excess of $70 billion dollars; as required by state law in most cases, all of these budget gaps were closed. The State of California, alone, accounted for approximately $26 billion of the cumulative deficit. The crises faced by state and local issuers, and the market's reactions, have increased the volatility of general obligation bonds and have in some cases provided opportunities to acquire general obligation bonds at cheaper prices than previously available.


ACM MUNICIPAL SECURITIES INCOME FUND o 3


PERFORMANCE UPDATE

ACM MUNICIPAL SECURITIES INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
10/31/93-10/31/03

Lehman Brothers Municipal Bond Index: $17,833
ACM Municipal Securities Income Fund (NAV): $15,693

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED REPORT.]

                   ACM Municipal Securities       Lehman Brothers
                       Income Fund (NAV)        Municipal Bond Index
------------------------------------------------------------------------
10/31/93                   $10,000                     $10,000
10/31/94                   $  8,55                     $ 9,564
10/31/95                   $10,075                     $10,983
10/31/96                   $10,956                     $11,610
10/31/97                   $12,406                     $12,596
10/31/98                   $13,261                     $13,605
10/31/99                   $12,233                     $13,364
10/31/00                   $13,302                     $14,502
10/31/01                   $14,844                     $16,025
10/31/02                   $14,346                     $16,966
10/31/03                   $15,693                     $17,833


This chart illustrates the total value of an assumed $10,000 investment in ACM Municipal Securities Income Fund at net asset value (NAV) (from 10/31/93 to 10/31/03) as compared to the performance of a broad-based index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a broad based total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Municipal Securities Income Fund.


4 o ACM MUNICIPAL SECURITIES INCOME FUND


PORTFOLIO OF INVESTMENTS
October 31, 2003


                                       Standard      Principal
                                       & Poor's       Amount
                                       Rating(a)       (000)        Value
-------------------------------------------------------------------------------

Long-Term Investments-165.5%

Alabama-3.6%
Jefferson Cnty Rev
  Sewer Imps FGIC Ser 02B
  Prerefunded 8/01/12 @ 100
  5.00%, 2/01/41                          AAA        $ 1,535    $ 1,700,887

Jefferson Cnty Rev
  Sewer Imps FGIC Ser 02B
  5.00%, 2/01/41                          AAA          2,465      2,751,014
                                                                -----------
                                                                  4,451,901

Alaska-2.5%
Alaska Muni Bond Bank Auth
  MBIA Ser 03E
  5.25%, 12/01/26                         AAA          3,000      3,075,390

California-13.5%
Burbank Redev Agy
  Tax Alloc FGIC Ser 03
  5.625%, 12/01/28                        AAA          1,660      1,783,404
California St
  General Obligation Ser 03
  5.00%, 2/01/32(b)                        A3          2,450      2,335,879
California St
  General Obligation Ser 03
  5.00%, 2/01/33(b)                        A3          1,100      1,048,003
California St Rev
  Dept of Wtr Ser 02A
  5.375%, 5/01/22(b)                       A3          2,000      2,039,440
Golden St
  Tobacco Settlement XCLA
  Ser 03B
  5.50%, 6/01/33                          AAA          3,000      3,117,510
Golden St
  Tobacco Settlement RADIAN
  Ser 03B
  5.50%, 6/01/43                           AA          3,000      3,030,990
Pomona
  Gen Fd Lease Fin AMBAC Ser 03
  5.50%, 6/01/34                          AAA          3,000      3,144,360
                                                                -----------
                                                                 16,499,586

Colorado-0.8%
Colorado
  E-470 Hwy Auth Ser 00
  Zero coupon, 9/01/35                   BBB-         10,000        952,600


ACM MUNICIPAL SECURITIES INCOME FUND o 5


                                       Standard      Principal
                                       & Poor's       Amount
                                       Rating(a)       (000)        Value
-------------------------------------------------------------------------------

Connecticut-2.6%
Connecticut Public Improvement
  (Mohegan Tribe Gaming Auth)
  Ser 01
  6.25%, 1/01/31(c)                      BBB-        $ 3,000     $3,138,000

District of Columbia-8.6%
District of Columbia
  Tobacco Settlement Ser 01
  6.75%, 5/15/40                          BBB         11,700     10,476,882

Florida-15.3%
Collier Cnty Hlth Fac Rev
  (The Moorings Proj) Ser 94
  7.00%, 12/01/19                          A-          2,000      2,139,320
Florida Hsg Fin Corp Rev
  (Westlake Apts) FSA
  Ser 02-D1 AMT
  5.40%, 3/01/42                          AAA          8,780      8,873,068
Florida Hsg Fin Corp Rev
  (Westminster Apts) FSA
  Ser 02-E1 AMT
  5.40%, 4/01/42                          AAA          2,850      2,884,770
Lee Cnty Hlth Fac Rev
  (Shell Point Village Proj) Ser 99A
  5.50%, 11/15/29                        BBB-          3,670      3,407,008
Orange Cnty Hlth Fac Rev
  (Orlando Regl Healthcare) Ser 02
  5.75%, 12/01/32                          A-          1,400      1,420,678
                                                                -----------
                                                                 18,724,844

Hawaii-2.5%
Hawaii St Elec Rev
  XLCA Ser 03B AMT
  5.00%, 12/01/22                         AAA          3,000      3,004,320

Illinois-8.0%
Chicago IL Arpt Rev
  (O'Hare Intl Arpt) XLCA Ser B-1
  5.25%, 1/01/34                          AAA          3,100      3,155,986
Chicago IL Hsg Agy SFMR
  (Mortgage Rev) GNMA/FNMA
  Ser 02B AMT
  6.00%, 10/01/33                         AAA            710        768,738
Illinois Dev Fin Auth Gas Rev
  (Peoples Gas Light) AMBAC Ser 03
  5.00%, 2/01/33                          AAA          2,000      2,002,780


6 o ACM MUNICIPAL SECURITIES INCOME FUND


                                       Standard      Principal
                                       & Poor's       Amount
                                       Rating(a)       (000)        Value
-------------------------------------------------------------------------------

Metropolitan Pier & Exposition Rev
  (McCormick Pl) MBIA Ser 02A
  5.25%, 6/15/42                          AAA        $ 3,750    $ 3,852,338
                                                                -----------
                                                                  9,779,842

Indiana-6.1%
Warrick Cnty
  (Southern IN Gas & Electric)
  Ser 93B AMT
  6.00%, 5/01/23                           A-          7,290      7,416,700

Louisiana-0.1%
Calcasieu Parish Hsg Agy SFMR
  (Mortgage Rev) GNMA
  Ser 97A AMT
  6.40%, 4/01/32(b)                       Aaa            125        129,719

Maine-0.9%
Jay ME Solid Waste Disp Rev
  (International Paper Co)
  Ser 99B AMT
  6.20%, 9/01/19                          BBB          1,000      1,048,450

Massachusetts-11.6%
Mass General Obligation Ser 02
  5.25%, 11/01/30                         AA-          5,000      5,155,300
Mass Hlth & Ed Fac Hosp Rev
  (New England Med Ctr) MBIA
  Ser 94
  9.48%, 7/01/18(d)                       AAA          5,000      5,395,000
Mass Hsg Fin Agy MFHR
  (Residential Hsg) AMBAC
  Ser 00A AMT
  6.00%, 7/01/41                          AAA          2,965      3,103,199
Mass Hsg Fin Agy MFHR
  (Residential Hsg) MBIA
  Ser 00H AMT
  6.65%, 7/01/41                          AAA            545        584,818
                                                                -----------
                                                                 14,238,317

Michigan-5.9%
Michigan St Hosp Rev
  (Trinity Hlth) Ser 00A
  6.00%, 12/01/27                         AA-          3,000      3,199,170
Saginaw Mich Hosp Fac Rev
  (Covenant Med Ctr) Ser 00F
  6.50%, 7/01/30                            A          3,775      4,017,619
                                                                -----------
                                                                  7,216,789


ACM MUNICIPAL SECURITIES INCOME FUND o 7

                                       Standard      Principal
                                       & Poor's       Amount
                                       Rating(a)       (000)        Value
-------------------------------------------------------------------------------

Minnesota-1.9%
Bass Brook Poll Ctl Rev
  (Minnesota Pwr & Light Co)
  Ser 92
  6.00%, 7/01/22                            A        $ 2,250    $ 2,287,912

Mississippi-7.5%
Adams Cnty Poll Ctl Rev
  (International Paper Co)
  Ser 99 AMT
  6.25%, 9/01/23                          BBB          5,000      5,177,500
Gulfport Hosp Fac Rev
  (Mem Hosp at Gulfport Proj)
  Ser 01A
  5.75%, 7/01/31(b)                        A2          4,000      4,054,000
                                                                -----------
                                                                  9,231,500

New Jersey-3.1%
New Jersey St Edl Facs Auth Rev
  AMBAC Ser 02A
  9.33%, 9/01/21(b)(c)(e)                 Aaa          3,400      3,772,640

New Mexico-0.6%
Dona Ana Cnty
  Gross Rcpt Tax AMBAC Ser 03
  5.25%, 5/01/25(b)                       Aaa            750        776,632

New York-12.0%
Nassau Cnty
  Tobacco Settlement Corp Ser 99
  6.60%, 7/15/39                         BBB-          1,495      1,494,806
New York City Indl Dev Agy Rev
  (Terminal One Group) Ser 94 AMT
  6.125%, 1/01/24(b)                       A3          8,100      8,301,366
New York City Indl Dev Agy Rev
  (British Airways) Ser 98 AMT
  5.25%, 12/01/32                         BB+          6,980      4,932,277
                                                                -----------
                                                                 14,728,449
North Dakota-2.8%
North Dakota St Hsg Fin Agy SFMR
  (Mortgage Rev) Ser 98E AMT
  5.25%, 1/01/30(b)                       Aa2          3,445      3,445,965

Ohio-11.3%
Cuyahoga Cnty Hosp Fac Rev
  (University Hosp Hlth) Ser 00
  7.50%, 1/01/30                          BBB          3,650      4,006,787
Ohio Hsg Fin Agy MFHR
  (Mortgage Rev) GNMA
  Ser 97 AMT
  6.15%, 3/01/29(b)                       Aaa          5,415      5,604,146


8 o ACM MUNICIPAL SECURITIES INCOME FUND


                                       Standard      Principal
                                       & Poor's       Amount
                                       Rating(a)       (000)        Value
-------------------------------------------------------------------------------

Ohio State Wtr Dev Auth Solid
  Waste (North Star) Ser 95 AMT
  6.45%, 9/01/20                            A        $ 4,075   $  4,234,129
                                                                -----------
                                                                 13,845,062

Pennsylvania-7.6%
Pennsylvania Hsg Fin Agy MFHR
  (Mortgage Rev) ACA
  Ser 99-68A AMT
  6.15%, 10/01/30                         AA+          7,000      7,254,870
Pennsylvania Parking Fac Rev
  (30th St Station Proj) ACA
  Ser 02 AMT
  5.875%, 6/01/33                           A          2,050      2,076,466
                                                                -----------
                                                                  9,331,336

South Carolina-0.7%
South Carolina Rev
  Tobacco Settlement Ser 01B
  6.375%, 5/15/28                         BBB            950        830,889

Tennessee-9.0%
Tenn Ed Loan Rev
  Educational Funding of South
  Ser 97B AMT
  6.20%, 12/01/21(b)                      Aa2         10,600     10,962,626

Texas-14.3%
Dallas TX Arpt Rev
  (Fort Worth Intl Arpt) MBIA
  Ser 03A AMT
  5.25%, 11/01/25                         AAA          2,000      2,040,500
Harris Cnty
  Hwy Toll Rev FSA Ser 02
  5.125%, 8/15/32                         AAA          5,000      5,057,750
Lower Colorado Riv Rev
  AMBAC Ser 03
  5.25%, 5/15/25                          AAA          1,800      1,864,116
Lower Colorado Riv Rev
  MBIA Ser 02
  5.00%, 5/15/31                          AAA          8,500      8,531,875
                                                                -----------
                                                                 17,494,241

Utah-0.9%
Davis Cnty
  Sales Tax Rev AMBAC Ser 03B
  5.25%, 10/01/23                         AAA          1,005      1,049,190

Washington-8.8%
Pilchuck Dev Pub Corp Spec Fac
  (BF Goodrich) Ser 93 AMT
  6.00%, 8/01/23                         BBB-          9,500      9,305,440



ACM MUNICIPAL SECURITIES INCOME FUND o 9


                                       Standard      Principal
                                       & Poor's       Amount
                                       Rating(a)       (000)        Value
-------------------------------------------------------------------------------

Seattle Hsg Auth Rev
  (Wisteria Ct Proj) GNMA Ser 03
  5.20%, 10/20/28(b)                      Aaa        $ 1,475   $  1,497,287
                                                                -----------
                                                                 10,802,727

Wisconsin-3.0%
Wisconsin General Obligation Ser 03
  5.00%, 11/01/26                         AA-          3,700      3,716,169

Total Long-Term Investments
(cost $197,299,619)                                             202,428,678

Short-Term Investments-4.9%
Arizona-0.7%
Coconino Cnty Poll Ctl Rev
  (Ariz Pub Serv Co Proj) Ser 98 AMT
  1.20%, 11/01/33(e)                      A-1            800        800,000

California-0.4%
Los Angeles Wtr & Pwr Rev
  Ser 01-B2
  1.15%, 7/01/35(e)                       A-1+           500        500,000

Connecticut-1.4%
Connecticut St Hlth & Edl Facs Rev
  (Yale Univ) Ser 03-X3
  1.10%, 7/01/37(e)                       A-1+         1,750      1,750,000

Michigan-1.4%
Michigan St Univ Rev
  Ser 02A
  1.15%, 8/15/32(e)                       A-1+         1,700      1,700,000

New York-0.4%
New York Job Dev Auth Rev
  Ser A1-25 AMT
  1.20%, 3/01/07(b)(e)                 VMIG-1            500        500,000

Virginia-0.6%
King George Cnty Ind Dev Rev
  (Birchwood Pwr Partners)
  Ser 96A AMT
  1.18%, 4/01/26(e)                       A-1            700        700,000

Total Short-Term Investments
(cost $5,950,000)                                                 5,950,000




10 o ACM MUNICIPAL SECURITIES INCOME FUND




                                                                    Value
-------------------------------------------------------------------------------

Total Investments-170.4%
  (cost $203,249,619)                                         $ 208,378,678
Other assets less liabilities-3.2%                                3,943,763
Preferred Stock, at redemption value-(73.6)%                    (90,000,000)

Net Assets Applicable to Common Shareholders-100%(f)          $ 122,322,441


(a)  Unaudited.
(b)  Moody's or Fitch Rating.
(c)  Private Placement.
(d) Inverse Floater Security-Security with variable or floating interest rate that moves in opposite direction of short-term interest rates.
(e)  Variable rate coupon, rate shown as of October 31, 2003.
(f) Portfolio percentages are calculated based on net assets applicable to common shareholders.

Glossary of Terms:
ACA - American Capital Access (Financial Guaranty Corporation)
AMBAC - American Municipal Bond Assurance Corporation
AMT - Alternative Minimum Tax
FGIC - Financial Guaranty Insurance Company
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association
MBIA - Municipal Bond Investors Assurance Corporation
MFHR - Multi-Family Housing Revenue
RADIAN - Radian Group, Inc.
SFMR - Single Family Mortgage Revenue
XLCA - XL Capital Assurance, Inc.


See notes to financial statements.


ACM MUNICIPAL SECURITIES INCOME FUND o 11


STATEMENT OF ASSETS & LIABILITIES
October 31, 2003

Assets
Investments in securities, at value (cost $203,249,619)           $208,378,678
Cash                                                                    80,557
Interest receivable                                                  3,589,098
Receivable for investments securities sold                             525,000
Prepaid expenses                                                         3,958
Total assets                                                       212,577,291

Liabilities
Advisory fee payable                                                    95,787
Dividend payable--preferred shares                                      32,095
Administrative fee payable                                              29,460
Accrued expenses and other liabilities                                  97,508
Total liabilities                                                      254,850

Preferred Stock, at redemption value
  $.01 par value per share; 3,600 shares
  Auction Preferred Stock authorized,
  issued and outstanding at $25,000
  per share liquidation preference                                  90,000,000

Net Assets Applicable to Common Shareholders                      $122,322,441

Composition of Net Assets Applicable to
Common Shareholders
Common Stock, $.01 par value per share;
  99,996,400 shares authorized,
  11,074,620 shares issued and outstanding                        $    110,746
Additional paid-in capital                                         140,098,172
Undistributed net investment income                                  1,013,518
Accumulated net realized loss on investment transactions           (24,029,054)
Net unrealized appreciation of investments                           5,129,059

Net Assets Applicable to Common Shareholders                      $122,322,441

Net Asset Value Applicable to Common Shareholders
  (based on 11,074,620 common shares outstanding)                 $      11.05


See notes to financial statements.


12 o ACM MUNICIPAL SECURITIES INCOME FUND


STATEMENT OF OPERATIONS
Year Ended October 31, 2003

Statement of Operations

Investment Income
Interest                                                         $ 12,760,321

Expenses
Advisory fee                                     $ 1,058,130
Administrative fee                                   317,439
Auction Preferred Stock--
  auction agent's fees                               235,506
Audit and legal                                      136,995
Custodian                                             97,489
Printing                                              88,631
Registration fees                                     33,875
Transfer agency                                       33,657
Directors' fees and expenses                          28,000
Miscellaneous                                         52,029
Total expenses                                                      2,081,751
Net investment income                                              10,678,570

Realized and Unrealized Gain (Loss)
  on Investments
Net realized loss on investment
  transactions                                                     (4,988,518)
Net change in unrealized
  appreciation/depreciation
  of investments                                                    6,318,119
Net gain on investments                                             1,329,601

Dividends to Auctioned Preferred
Shareholders from
Net investment income                                              (1,026,752)

Net Increase in Net Assets
  Applicable to Common Shareholders
  Resulting from Operations                                      $ 10,981,419


See notes to financial statements.


ACM MUNICIPAL SECURITIES INCOME FUND o 13


STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended             Year Ended
                                           October 31,            October 31,
                                              2003                    2002
                                           ------------          -------------

Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                     $  10,678,570         $  11,880,783
Net realized loss on investment
  transactions                               (4,988,518)           (1,971,343)
Net change in unrealized
  appreciation/depreciation
  of investments                              6,318,119           (12,641,017)

Dividends to Auction Preferred
Shareholders from
Net investment income                        (1,026,752)           (1,510,326)
Net increase (decrease) in net
  assets applicable to common
  shareholders resulting from
  operations                                 10,981,419            (4,241,903)

Dividends and Distributions to
Common Shareholders from
Net investment income                        (8,802,335)           (9,539,170)

Common Stock Transactions
Reinvestment of dividends
  resulting in the
  issuance of common stock                      820,580               902,750
Total increase (decrease)                     2,999,664           (12,878,323)

Net Assets Applicable to
Common Shareholders
Beginning of period                         119,322,777           132,201,100
End of period (including
  undistributed net investment
  and $164,035, respectively)            $  122,322,441        $  119,322,777


See notes to financial statements.


14 o ACM MUNICIPAL SECURITIES INCOME FUND


NOTES TO FINANCIAL STATEMENTS
October 31, 2003


NOTE A
Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their


ACM MUNICIPAL SECURITIES INCOME FUND o 15


original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50 of 1% of the average weekly net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 2003, there was no reimbursement paid to AGIS.


16 o ACM MUNICIPAL SECURITIES INCOME FUND


Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") an administration fee at an annual rate of .15 of 1% of the average weekly net assets of the Fund. Such fee is accrued daily and paid monthly. The Administrator has engaged Prudential Investments LLC (the "Sub-Administrator"), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., to act as sub-administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annual rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2003, were as follows:

                                            Purchases                Sales
                                            ---------              ---------

Investment securities (excluding
  U.S. government securities)             $  65,996,755         $  64,350,278
U.S. government securities                           -0-                   -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                           $  203,447,848
Gross unrealized appreciation                                  $    7,881,643
Gross unrealized depreciation                                      (2,950,813)
Net unrealized appreciation                                    $    4,930,830


NOTE D
Distributions To Common Shareholders

The tax character of distributions paid to common shareholders during the fiscal years ended October 31, 2003 and October 31, 2002 were as follows:

                                               2003                  2002
                                           -----------           -----------
Distributions paid from:
  Ordinary income                          $    87,103           $   103,452
  Tax-exempt income                          8,715,232             9,384,782
Total distributions paid                   $ 8,802,335           $ 9,488,234(a)


ACM MUNICIPAL SECURITIES INCOME FUND o 17


As of October 31, 2003, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed net tax exempt income                          $    1,045,613
Accumulated capital and other losses                            (23,830,825)(b)
Unrealized appreciation/(depreciation)                            4,930,830(c)
Total accumulated earnings/(deficit)                         $  (17,854,382)

(a) Total distributions paid differ from the statement of changes in net assets applicable to common shareholders because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2003, the Fund had a net capital loss carryforward of $23,830,825 of which $6,475,518 expires in the year 2007, $10,294,946 expires in the year 2008, $1,971,343 expires in the year 2010, and $5,089,018 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the current fiscal year, $9,919,727 of the capital loss carryforward expired unutilized.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to expiring capital loss carryforward, resulted in a net decrease in accumulated net realized loss on investment transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE E
Common Stock

There are 99,996,400 shares of $0.01 par value common stock authorized. There are 11,074,620 shares of common stock outstanding at October 31, 2003. During the years ended October 31, 2003 and October 31, 2002, the Fund issued 73,818 and 77,262 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE F
Preferred Stock

The Fund has issued and outstanding 3,600 shares of Auction Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends.

The dividend rate on Series A is 0.92%, effective through November 6, 2003. The dividend rate on Series B is 1.30%, effective through November 3, 2003. The dividend rate on Series C is 0.65%, effective through November 7, 2003.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.


18 o ACM MUNICIPAL SECURITIES INCOME FUND


Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE G
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

NOTE H
Legal Proceedings

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see "Subsequent Events" below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.


ACM MUNICIPAL SECURITIES INCOME FUND o 19


In addition, more than thirty private lawsuits have been filed against Alliance Capital and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. Management of the Fund's Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

NOTE I
Subsequent Events

On December 18, 2003, Alliance Capital, the Fund's Adviser, confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to the market timing relationships described in the SEC Order (i.e., relationships Alliance Capital maintained with some investors who were permitted to engage in market timing trades in some of the AllianceBernstein Mutual Funds in return for or in connection with making investments (which were not actively traded) in other Alliance Capital products, including hedge funds and mutual funds, for which Alliance Capital receives advisory fees). According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


20 o ACM MUNICIPAL SECURITIES INCOME FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                        Year Ended October 31,
                                ---------------------------------------------------------------------
                                 2003           2002           2001           2000           1999
                                ---------------------------------------------------------------------

Net asset value,
  beginning of period            $ 10.85        $ 12.10        $ 11.71         $11.64        $ 13.49

Income From Investment
  Operations
Net investment income                .97           1.08           1.15           1.12           1.11
Net realized and unrealized
  gain (loss) on investment
  transactions                       .12          (1.32)           .45            .16          (1.82)
Dividends to preferred
  shareholders from
Net investment income
  (common stock equivalent
  basis)                            (.09)          (.14)          (.27)          (.34)          (.27)
Net increase (decrease) in net
  asset value from operations       1.00           (.38)          1.33            .94           (.98)

Less: Dividends and
  Distributions to
  Common Shareholders
Dividends from net
  investment income                 (.80)          (.87)          (.88)          (.78)          (.84)
Distributions in excess of
  net investment income               -0-            -0-          (.06)          (.09)          (.03)
Total dividends and
  distributions to
  common shareholders               (.80)          (.87)          (.94)          (.87)          (.87)
Net asset value, end of period    $11.05         $10.85         $12.10         $11.71         $11.64
Market value, end of period       $11.62         $11.50         $12.70         $12.56         $11.69
Premium                             5.16%          5.99%          4.96%          7.26%           .43%

Total Return
Total investment return
  based on:(a)
  Market value                      8.53%         (2.44)%         9.14%         16.16%        (11.14)%
  Net asset value                   9.39%         (3.35)%        11.59%          8.74%         (7.76)%

Ratios/Supplemental Data
Net assets, applicable to
  common shareholders,
  end of period
  (000's omitted)               $122,322       $119,323       $132,201       $127,142       $125,850
Preferred stock, at
  redemption value
  ($25,000 per share
  liquidation preference)
  (000's omitted)                $90,000        $90,000        $90,000        $90,000        $90,000
Ratios to average net assets
  applicable to common
  shareholders of:
  Expenses(b)                       1.71%          1.65%          1.53%          1.61%          1.45%
  Net investment income, before
    preferred stock dividends(b)    8.78%          9.32%          9.60%          9.92%          8.54%
  Preferred stock dividends          .84%          1.19%          2.26%          3.03%          2.08%
  Net investment income, net of
    preferred stock dividends       7.94%          8.13%          7.34%          6.89%          6.46%
Portfolio turnover rate               32%            24%            82%           360%           292%
Asset coverage ratio                 236%           233%           247%           241%           240%


See footnote summary on page 22.


ACM MUNICIPAL SECURITIES INCOME FUND o 21


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(b) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.


22 o ACM MUNICIPAL SECURITIES INCOME FUND


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS


To the Shareholders and Board of
Directors of ACM Municipal Securities Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Municipal Securities Income Fund, Inc., (the "Fund") including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Municipal Securities Income Fund, Inc. at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

New York, New York
December 12, 2003,
except for Note I,
as to which the date is
December 23, 2003

FEDERAL TAX INFORMATION
(unaudited)

In accordance with Federal tax law, the Fund's designation of "exempt-interest dividends" paid during the fiscal year ended October 31, 2003 was $9,731,824.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


ACM MUNICIPAL SECURITIES INCOME FUND o 23


ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). Equiserve Trust Company N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


24 o ACM MUNICIPAL SECURITIES INCOME FUND


The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Equiserve Trust Company N.A., P.O. Box 43011, Providence, RI 02940-3011.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, and (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change to the persons primarily responsible for the day-to-day management of the Fund's investment portfolio, who are David Dowden and Terrance Hults, each of whom is a Vice President of the Fund.


ACM MUNICIPAL SECURITIES INCOME FUND o 25


BOARD OF DIRECTORS

William H. Foulk, Jr.(1) Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Robert B. Davidson, III, Senior Vice President
David M. Dowden,(2) Vice President
Terrance T. Hults,(2) Vice President
William E. Oliver, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller

Administrator
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Sub-Administrator
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Common Stock: Dividend Paying Agent,
Transfer Agent And Registrar
Equiserve Trust Company N.A.
P.O. Box 43011
Providence, RI 02940-3011

Preferred Stock: Dividend Paying Agent, Transfer Agent And Registrar The Bank of New York
100 Church Street
New York, NY 10286

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036-6530

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

(1) Member of the Audit Committee.

(2) Messrs. Dowden and Hults are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


26 o ACM MUNICIPAL SECURITIES INCOME FUND


MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                           PORTFOLIOS
                                                                            IN FUND        OTHER
NAME, AGE OF DIRECTOR,                    PRINCIPAL                         COMPLEX     DIRECTORSHIPS
      ADDRESS                            OCCUPATION(S)                     OVERSEEN BY     HELD BY
YEARS OF SERVICE)                     DURING PAST 5 YEARS                   DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#+, 71        Investment adviser and an                   113         None
2 Sound View Drive                  independent consultant. He was
Suite 100                           formerly Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered
(5)                                 investment adviser, with which
Chairman of the Board               he had been associated since
                                    prior to 1998. He was formerly
                                    Deputy Comptroller and Chief
                                    Investment Officer of the State of
                                    New York and, prior thereto, Chief
                                    Investment Officer of the New York
                                    Bank for Savings.

Ruth Block,#+, 73                   Formerly Executive Vice President           96          None
500 SE Mizner Blvd.,                and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society
(10)                                of the United States; Chairman and
                                    Chief Executive Officer of Evlico;
                                    Director of Avon, BP (oil and gas),
                                    Ecolab Incorporated (specialty
                                    chemicals), Tandem Financial Group
                                    and Donaldson, Lufkin & Jenrette
                                    Securities Corporation; former
                                    Governor at Large National Associ-
                                    ation of Securities Dealers, Inc.

David H. Dievler,#+, 74             Independent consultant. Until               100         None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
(10)                                Management Corporation ("ACMC")
                                    responsible for mutual fund admin-
                                    istration. Prior to joining ACMC in
                                    1984 he was Chief Financial Officer
                                    of Eberstadt Asset Management
                                    since 1968. Prior to that he was a
                                    Senior Manager at Price Waterhouse
                                    & Co. Member of American Institute
                                    of Certified Public Accountants
                                    since 1953.


ACM MUNICIPAL SECURITIES INCOME FUND o 27


                                                                           PORTFOLIOS
                                                                            IN FUND        OTHER
NAME, AGE OF DIRECTOR,                    PRINCIPAL                         COMPLEX     DIRECTORSHIPS
      ADDRESS                            OCCUPATION(S)                     OVERSEEN BY     HELD BY
YEARS OF SERVICE)                     DURING PAST 5 YEARS                   DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS  (continued)

John H. Dobkin,#+, 61               Consultant. Formerly President of            98          None
P.O. Box 12                         Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002,
(5)                                 a Senior Advisor from June 1999
                                    -June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December
                                    1989-May 1999. Previously,
                                    Director of the National Academy
                                    of Design and during 1988-1992,
                                    he was Director and Chairman of
                                    the Audit Committee of ACMC.

Dr. James M. Hester, #+,79          President of the Harry Frank                 11          None
25 Cleveland Lane                   Guggenheim Foundation, with
Princeton, NJ 08540                 which he has been associated
(10 )                               since prior to 1998. He was
                                    formerly President of New York
                                    University and the New York
                                    Botanical Garden, formerly Rector
                                    of the United Nations University and
                                    Vice Chairman of the Board of the
                                    Federal Reserve Bank of New York.

Clifford L. Michel,#+, 64           Senior Counsel of the law firm of Cahill     97          Placer Dome,
15 St. Bernard's Road               Gordon & Reindel since February 2001                         Inc.
Gladstone, NJ 07934                 and a partner of that firm for more than
(10)                                twenty-five years prior thereto. He is
                                    President and Chief Executive Officer
                                    of Wenonah Development Company
                                    (investments) and a Director of Placer
                                    Dome, Inc. (mining).

Donald J. Robinson,#+ 69            Senior Counsel to the law firm of            96          None
98 Hell's Peak Road                 Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                    since prior to 1998. Formerly a
(7)                                 senior partner and a member of
                                    the Executive Committee of that
                                    firm. He was also a member and
                                    Chairman of the Municipal Securities
                                    Rulemaking Board and Trustee of
                                    the Museum of the City of New York.

INTERESTED DIRECTOR
Marc O. Mayer, ++, 46               Executive Vice President of ACMC             68          None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC and its
(3 months)                          predecessor since prior to 1998.


#  Member of the Audit Committee.

+  Member of the Nominating Committee.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


28 o ACM MUNICIPAL SECURITIES INCOME FUND


Officer Information
Certain information concerning the Fund's Officers is listed below.

      NAME,                   POSITION(S) HELD               PRINCIPAL OCCUPATION
ADDRESS* AND AGE                 WITH FUND                    DURING PAST 5 YEARS
-------------------------------------------------------------------------------

Kathleen A. Corbet, 43       Senior Vice President      Executive Vice President of Alliance
                                                        Capital Management Corporation
                                                       ("ACMC"),** with which she has been
                                                        associated since prior to 1998.

Robert B. Davidson, III, 42  Senior Vice President      Senior Vice President of ACMC,**
                                                        with which he has been associated since
                                                        prior to 1998.

David M. Dowden, 38          Vice President             Senior Vice President of ACMC,** with
                                                        which he has been associated since prior
                                                        to 1998.

Terrance T. Hults, 37        Vice President             Vice President of ACMC,**
                                                        with which he has been associated since
                                                        prior to 1998.

William E. Oliver, 54        Vice President             Senior Vice President of ACMC.** with
                                                        which he has been associated since
                                                        prior to 1998.

Mark R. Manley, 41           Secretary                  Senior Vice President and Acting
                                                        General Counsel of ACMC,** with
                                                        which he has been associated since
                                                        prior to 1998.

Mark D. Gersten, 53          Treasurer and Chief        Senior Vice President of AGIS,** and a
                             Financial Officer          Vice President of AllianceBernstein
                                                        Investment Research and
                                                        Management, Inc. ("ABIRM"),** with
                                                        which he has been associated since
                                                        prior to 1998.

Thomas R. Manley, 52        Controller                  Vice President of ACMC, ** with which
                                                        he has been associated since prior to
                                                        1998.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AGIS and ABIRM are affiliates of the Fund.


ACM MUNICIPAL SECURITIES INCOME FUND o 29


ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

Blended Style Series

U.S. Large Cap Portfolio

Growth Funds
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund#
Technology Fund

Global & International

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Value Funds
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds

Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,## which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

#  Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.

## An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


30 o ACM MUNICIPAL SECURITIES INCOME FUND


SUMMARY OF GENERAL INFORMATION


Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


ACM MUNICIPAL SECURITIES INCOME FUND o 31


NOTES


32 o ACM MUNICIPAL SECURITIES INCOME FUND



ACM MUNICIPAL SECURITIES INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


MSIAR1003

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.

                                                                      July 2003

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    Statement of Policies and Procedures for
            Voting Proxies on Behalf of Discretionary Client Accounts


Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.



This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.


PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.


Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures


Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.


Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.



Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.


Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 8.  [RESERVED]


ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

    Exhibit No.    DESCRIPTION OF EXHIBIT

    10 (a) (1)     Code of ethics that is subject to the disclosure of Item 2 hereof

    10 (b) (1)     Certification of Principal Executive Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

    10 (b) (2)     Certification of Principal Financial Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

    10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Municipal Securities Income Fund, Inc.

By:       /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:   December 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:   December 30, 2003

By:       /s/ Mark D. Gersten
         -----------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:   December 30, 2003